UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23654

MAINSTAY CBRE GLOBAL

INFRASTRUCTURE MEGATRENDS

TERM FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2023

562826.V3

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay CBRE Global Infrastructure Megatrends Term Fund
(formerly known as MainStay CBRE Global Infrastructure Megatrends Fund)

Message from the President and Semiannual Report
Unaudited  |  November 30, 2023 | NYSE Symbol MEGI
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to www.computershare.com/investor.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

The Fund has adopted a managed distribution policy (the “Distribution Policy”), pursuant to a Securities and Exchange Commission exemptive order, with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. On July 26, 2023, the Fund announced a 15% increase in the regular monthly distribution rate, to $0.1250 from $0.1083, effective August 31, 2023. In accordance with the Distribution Policy, the Fund currently expects to make monthly distributions to Common shareholders at a distribution rate per share of $0.1250. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Distribution Policy. The Distribution Policy provides that the Board of Trustees of the Fund may amend or terminate the Distribution Policy at any time without prior notice to Fund shareholders. The Fund does not believe there are any reasonably foreseeable circumstances that would cause the termination of the Distribution Policy. The amendment or termination of the Distribution Policy could have an adverse effect on the market price of the Fund’s shares.

Message from the President
High levels of market volatility, driven by macroeconomic and geopolitical uncertainties, produced sharp disparities between the performance of market sectors and investment styles during the six-month reporting period ended November 30, 2023. While mega-cap technology stocks related to advances in artificial intelligence ended the reporting period with outsized gains, cyclically sensitive infrastructure stocks trailed, undermined by high borrowing costs and concerns regarding the outlook for renewable energy projects.
For most of the reporting period, the federal funds rate set by U.S. Federal Reserve (the “Fed”) stood at 5.25%–5.50%, the highest level since 2008. Inflation hovered between 3.0% and 3.7%, down substantially from the June 2022 peak of 9.1%, but still well above the Fed target of 2.0%. Although economic growth remained surprisingly robust, supported by high levels of employment and consumer spending, few if any further rate increases were expected. In fact, by the end of the reporting period, the market began pricing in rate cuts for 2024. In response, the yield on the 10-year U.S. Treasury bond dipped from a high of over 4.9% in mid-October 2023 to 4.3% as of November 30, 2023, but stayed above the 4.0% level. The yield curve remained inverted, meaning that short-term yields exceeded long-term yields, with the two-year Treasury yield ending the reporting period at 4.7%. High yields for safe-haven Treasury bonds undermined the appeal of dividend-yielding stocks, including many utilities sector equities, while elevated borrowing costs took a toll on companies dependent on borrowing to finance development.
Closed-end fund discounts generally widened over the reporting period. Discounts are the result of many factors, including overall financial market conditions. MainStay CBRE Global Infrastructure Megatrends Term Fund's board and officers have been monitoring the discount in the Fund's trading price to NAV, and will continue to take appropriate actions in the best interests of the Fund.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains during the reporting period, as investors anticipated an end to the Fed’s rate hike cycle and hoped for a soft economic landing. Not surprisingly, given the economic backdrop, growth-oriented stocks in the information technology and consumer discretionary sectors outperformed, while value-oriented shares in defensive sectors, such as utilities, lagged. Within the infrastructure-related investment universe, utilities suffered for the reasons described above, while renewable developments faced a more constrained and expensive lending environment. Developers cancelled some major U.S.-based wind projects, while additional cancellations were expected as approval delays mounted and costs rose. On the other hand, infrastructure projects related to energy security performed relatively well, as geopolitical instability—including the ongoing war in Ukraine the outbreak of hostilities in the Middle East—underscored the global need for reliable energy sources.
Despite increasing expectations for Fed rate cuts in 2024, statements from the central bank continue to insist that the path forward remains uncertain, with future actions dependent on emergent economic data. Whether the Fed can reach its inflation target without driving the economy into recession remains to be seen. Nevertheless, over the longer term, the megatrends of decarbonization, digital transformation and asset modernization are likely to continue driving the development of infrastructure throughout the United States and the world. MainStay CBRE Global Infrastructure Megatrends Term Fund remains focused on these key megatrends, investing in companies generating resilient income from the ownership and operation of essential infrastructure assets. By leveraging the industry-leading capabilities of the CBRE Investment Management team—a real asset investment specialist with an unmatched global network and research platform—the Fund exemplifies the multi-boutique investment philosophy that sets New York Life Investments apart.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)
Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost.For performance information current to the most recent month-end, please visit newyorklifeinvestments.com/megi.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the sale of Fund shares.
Average Annual Total Returns for the Period-Ended November 30, 2023*
	Six Months[1]	One Year	Since Inception 10/27/21
Net Asset Value (“NAV”)	(3.80)%	(7.03)%	(7.06)%
Market Price	(1.31)	(1.88)	(12.32)
FTSE Global Core Infrastructure 50/50 Index (Net)[2]	0.45	(4.27)	(1.83)

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Fund’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.

Fund Statistics as of November 30, 2023 (Unaudited)
NYSE Symbol	MEGI	Premium/Discount [1]	(13.63)%
CUSIP	56064Q107	Total Net Assets (millions)	$767.6
Inception Date	10/27/2021	Total Managed Assets (millions)[2]	$1,047.3
Market Price	$12.74	Leverage [3]	26.43%
NAV	$14.75

1.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
2.	"Managed Assets" is defined as the Fund's total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding).
3.	Leverage is based on the use of funds borrowed from banks or other financial institutions, expressed as a percentage of Managed Assets.

Portfolio Composition as of November 30, 2023†(Unaudited)
United States	30.9%
United Kingdom	14.2
Spain	11.1
Canada	9.6
Italy	8.7
China	5.1
Singapore	5.0
Hong Kong	4.8
Australia	3.8
Guernsey	2.3%
France	1.4
Japan	1.4
Ireland	0.9
Jersey, C.I.	0.2
Other Assets, Less Liabilities	0.6
100.0%
†	As a percentage of Managed Assets.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of November 30, 2023 (excluding short-term investments) (Unaudited)
1.	Enel SpA
2.	National Grid plc
3.	Enbridge, Inc.
4.	Crown Castle, Inc.
5.	Enagas SA
6.	Atlas Arteria Ltd.
7.	NetLink NBN Trust
8.	Vistra Corp., 7.00%-8.00%, due 10/15/26–12/15/26
9.	SSE plc
10.	Atlantica Sustainable Infrastructure plc

6	MainStay CBRE Global Infrastructure Megatrends Term Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jeremy Anagnos, CFA, Daniel Foley, CFA, Hinds Howard and Joseph Smith, CFA, of CBRE Investment Management Listed Real Assets LLC, the Fund’s Subadvisor.
How did MainStay CBRE Global Infrastructure Megatrends Term Fund perform during the six months ended November 30, 2023?
During the six months ended November 30, 2023, MainStay CBRE Global Infrastructure Megatrends Term Fund returned −3.80% at net asset value (“NAV”) and −1.31% at market price.1
What factors affected the Fund’s performance during the reporting period?
During the reporting period, macroeconomic and geopolitical issues negatively impacted returns. Global inflation concerns and central bank counter-measures led to higher bond yields globally, which undermined yield-sensitive sectors. Other risk factors included the outbreak of war in the Middle East, along with the ongoing war in Ukraine and a debt crisis in China. Specifically infrastructure-related issues included increasing concerns about the profitability of renewable projects after a large offshore wind project for New York State was written down by a Danish company.
Negative headlines regarding renewables and concerns about a higher cost of capital for utilities weighed on the Fund’s positioning among companies leveraged to the decarbonization megatrend. Renewable leaders represented one of the Fund’s weaker-performing investment themes. However, the Fund also maintained exposure to utilities and energy companies exposed to power markets, and these companies generated positive returns due to higher profit margins. Moreover, companies exposed to the energy transition theme benefited from increased demand for energy security, as regional conflicts highlighted the importance of energy supply and security, with broad sources of energy more highly valued, including traditional fossil fuels.
What was the impact of the Fund’s distribution policies during the reporting period?
The Fund has a policy of seeking to maintain a consistent, although not guaranteed, monthly distribution, which may be changed at any time. The policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, we believe this practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The distributions are made out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV.
During the reporting period, the Fund increased its annual distribution rate by approximately 15%, reflecting our positive total return outlook for the Fund.
How was the Fund’s leverage strategy implemented during the reporting period?
During the reporting period, the Fund continued using its established line of credit with a large financial institution. We monitor the line of credit daily, seeking to optimize the Fund’s use of the credit facility. The target level of leverage is 30%. The Fund maintained leverage below that level during the reporting period, reflecting a still-positive view of the impact of leverage on the distribution and total return outlook, as well as the increased cost of financing due to the variable rate of the credit line. The Fund’s leverage level ended the reporting period at 26.43%.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?
Among the megatrends on which the Fund focuses, asset modernization provided the strongest positive contributions to total return. (Contributions take weightings and total returns into account.) Specifically, within this megatrend, holdings related to the energy transition theme generated an 8.5% return, as the midstream sector gained ground as a result of higher energy prices. Significant merger and acquisition activity occurred in the midstream sector, with public companies active in both acquisitions and disposals. This activity signaled significant private market interest for the assets.
Holdings exposed to the digital transformation megatrend outperformed FTSE Global Core Infrastructure 50/50 Index (Net), although the absolute return for the group was marginally negative at −0.5%. Most positions within the group generated positive returns. Negative sentiment arising from concerns regarding interest rate sensitivity eased, as yields started to decline, driving a rebound in the stocks as the reporting period progressed.
Decarbonization represented the Fund’s largest megatrend exposure, averaging 56% of the Fund’s assets over the reporting period, and produced the weakest performance among thematic positions, returning −2.6%. Among these holdings, we saw a stark separation between renewable leaders—both utilities and pure renewable asset owners—which declined by over 5%, and the electrification group of utilities and power oriented companies, which gained 1.7% due to higher power prices and improving sentiment toward regulated utilities.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included new positions in U.K.-based water utility Pennon Group, U.S.-based midstream company Enterprise Product Partners and Japan-based rail transport firm Central Japan Railway. We

1.	See “Fund Performance and Statistics” for more information on Fund returns.

initiated the position in Pennon when the stock’s valuation became compelling. Despite headlines regarding water leaks and environmental concerns in the U.K. water sector, we believed the position represented a significant investment opportunity. We also expected a positive business plan update from the company that outlined no equity was needed. Regarding Enterprise Product Partners (EPD), after selling other midstream holdings on strong performance, we later reinvested Fund assets in EPD. EPD is one of the largest midstream companies in the United States, with a dominant footprint in the Gulf of Mexico across the oil & gas value chain. We believe EPD has one of the best balance sheets in the sector and appears well positioned to steadily grow its 7.5% dividend yield. Central Japan Railway operates high speed passenger rail lines across the central region of Japan, including commuter lines in Tokyo. We expect the company to benefit from increased traffic following the lifting of Japanese pandemic-related travel restrictions earlier this year, as well as an increase in Chinese tourists following the reopening of that country.
The largest sales during the reporting period included the Fund’s entire positions in U.S.-based midstream companies ONEOK and The Williams Companies – following strong price performance leading to a less attractive valuation. We also reduced and exited a number of the Fund’s preferred security positions, which we viewed as offering less upside potential than common stock opportunities.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, we increased the Fund’s exposure to the asset modernization megatrend, while decreasing exposure to the decarbonization megatrend; this represented active management decisions to add positions, such as Pennon and EPD, while taking profits in the decarbonization area.
How was the Fund positioned at the end of the reporting period?
As of November 30, 2023, the Fund has allocated 55% of managed assets to the decarbonization megatrend theme, 31% to asset modernization and 14% to digital transformation. These allocations represent significant exposure to companies playing a role in the decarbonization of the energy market, including companies—such as regulated electric utilities and integrated electric utilities—that are renewable development leaders. Within the asset modernization theme, the Fund holds diversified exposure to companies continuing to support the clean energy transition in the midstream sector, as well as companies supporting investments in clean water and transport mobility.
Digital transformation remains a key, long-term secular theme in the infrastructure market, reflecting the growing need for new assets to support the storage, processing and transmission of data. We believe the Fund is also well positioned with a mix of 86% of total investments in common stock securities and 14% in preferred/convertible preferred and other securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
8	MainStay CBRE Global Infrastructure Megatrends Term Fund

Portfolio of Investments November 30, 2023†^ (Unaudited)
	Shares	Value
Closed-End Funds 5.9%
Guernsey 3.2% (2.3% of Managed Assets)
Bluefield Solar Income Fund Ltd. (Decarbonization)	5,185,487	$ 7,462,917
Renewables Infrastructure Group Ltd. (The) (Decarbonization)	12,280,304	16,960,577
		24,423,494
Jersey, C.I. 0.3% (0.2% of Managed Assets)
GCP Asset-Backed Income Fund Ltd. (Asset Modernization)	3,391,651	2,551,947
United Kingdom 2.4% (1.8% of Managed Assets)
Foresight Solar Fund Ltd. (Decarbonization)	4,888,000	6,004,242
Greencoat UK Wind plc (Decarbonization)	3,740,000	6,794,329
HICL Infrastructure plc (Asset Modernization)	3,340,514	5,777,608
		18,576,179
Total Closed-End Funds (Cost $55,430,847)		45,551,620
Common Stocks 110.1%
Australia 5.1% (3.8% of Managed Assets)
Atlas Arteria Ltd. (Asset Modernization)	10,331,267	39,593,031
Canada 10.8% (7.9% of Managed Assets)
Brookfield Infrastructure Partners LP (Asset Modernization)	499,961	13,098,978
Enbridge, Inc. (Asset Modernization)	1,388,800	48,492,092
Pembina Pipeline Corp. (Asset Modernization)	634,600	21,227,381
		82,818,451
China 6.9% (5.0% of Managed Assets)
Beijing Enterprises Water Group Ltd. (Asset Modernization)	40,000,000	8,039,635
Guangdong Investment Ltd. (Asset Modernization)	40,700,780	28,240,911
Jiangsu Expressway Co. Ltd. Class H (Asset Modernization)	9,980,000	8,981,783
Zhejiang Expressway Co. Ltd. Class H (Asset Modernization)	11,676,000	7,399,050
		52,661,379
	Shares	Value

France 2.0% (1.4% of Managed Assets)
Eutelsat Communications SACA (Digital Transformation) (a)	3,648,622	$ 15,044,137
Hong Kong 6.6% (4.8% of Managed Assets)
CK Infrastructure Holdings Ltd. (Decarbonization)	4,874,469	24,149,879
Power Assets Holdings Ltd. (Decarbonization)	5,036,000	26,271,811
		50,421,690
Ireland 1.3% (0.9% of Managed Assets)
Greencoat Renewables plc (Decarbonization)	9,325,490	9,846,272
Italy 11.8% (8.7% of Managed Assets)
Enel SpA (Decarbonization)	12,884,084	90,961,774
Japan 1.9% (1.4% of Managed Assets)
Central Japan Railway Co. (Asset Modernization)	618,100	14,800,047
Singapore 6.9% (5.0% of Managed Assets)
Keppel Infrastructure Trust (Asset Modernization)	13,650,000	4,795,918
Mapletree Industrial Trust (Digital Transformation)	5,162,000	8,798,206
NetLink NBN Trust (Digital Transformation)	62,060,000	39,202,138
		52,796,262
Spain 15.1% (11.1% of Managed Assets)
Atlantica Sustainable Infrastructure plc (Decarbonization)	1,604,400	30,515,688
Cellnex Telecom SA (Digital Transformation)	333,603	12,723,965
Enagas SA (Asset Modernization)	2,326,351	42,541,516
Endesa SA (Decarbonization)	1,451,697	30,315,603
		116,096,772
United Kingdom 16.9% (12.4% of Managed Assets)
National Grid plc (Decarbonization)	4,655,435	60,388,784
Pennon Group plc (Asset Modernization)	1,228,393	10,964,048
SSE plc (Decarbonization)	1,574,675	36,429,155
United Utilities Group plc (Asset Modernization)	1,611,384	22,194,123
		129,976,110

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments November 30, 2023†^ (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United States 24.8% (18.2% of Managed Assets)
ALLETE, Inc. (Decarbonization)	318,300	$ 17,659,284
Clearway Energy, Inc. Class C (Decarbonization)	593,656	14,823,590
Crown Castle, Inc. (Digital Transformation)	376,589	44,166,358
Dominion Energy, Inc. (Decarbonization)	369,494	16,752,858
Enterprise Products Partners LP (Asset Modernization)	744,200	19,929,676
Medical Properties Trust, Inc. (Asset Modernization)	850,100	4,122,985
NextEra Energy Partners LP (Decarbonization)	571,400	13,450,756
OGE Energy Corp. (Decarbonization)	647,968	22,711,279
PPL Corp. (Decarbonization)	342,000	8,933,040
Public Service Enterprise Group, Inc. (Decarbonization)	321,700	20,083,731
Uniti Group, Inc. (Digital Transformation)	1,374,800	7,602,644
		190,236,201
Total Common Stocks (Cost $1,072,775,189)		845,252,126
Convertible Preferred Stocks 7.4%
United States 7.4% (5.4% of Managed Assets)
AES Corp. (The) (Decarbonization)
6.875%	331,300	22,574,782
NextEra Energy, Inc. (Decarbonization)
6.926%	696,900	25,813,176
Spire, Inc. (Asset Modernization)
Series A
7.50%	175,000	8,191,750
Total Convertible Preferred Stocks (Cost $74,156,409)		56,579,708

	Principal Amount	Value

Corporate Bonds 5.0%
United States 5.0% (3.7% of Managed Assets)
Vistra Corp. (Decarbonization) (b)(c)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 29,000,000	$ 27,550,000
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	11,000,000	10,759,540
Total Corporate Bonds (Cost $40,393,856)		38,309,540

	Shares

Preferred Stocks 7.2%
Canada 2.2% (1.6% of Managed Assets)
Algonquin Power & Utilities Corp. (Decarbonization)
5.091% (c)	54,200	826,810
Brookfield BRP Holdings Canada, Inc. (Decarbonization)
4.875% (c)	681,794	10,615,533
Enbridge, Inc. (Asset Modernization) (c)
5.412%	221,400	2,607,297
6.112%	244,400	3,187,944
		17,237,584
United States 5.0% (3.6% of Managed Assets)
CMS Energy Corp. (Decarbonization)
5.875%	194,500	4,697,175
5.875%	178,210	4,375,055
Digital Realty Trust, Inc. (Digital Transformation) (c)
5.20%	238,488	5,208,578
5.25%	206,791	4,557,674
5.85%	170,000	4,125,900
DTE Energy Co. (Asset Modernization)
5.25%	132,000	3,074,280
Duke Energy Corp. (Decarbonization)
5.75% (c)	207,000	5,108,760
Sempra (Asset Modernization)
5.75%	125,000	3,031,250
Spire, Inc. (Asset Modernization)
5.90% (c)	159,620	3,808,533
		37,987,205
Total Preferred Stocks (Cost $65,055,019)		55,224,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay CBRE Global Infrastructure Megatrends Term Fund

	Number of Rights	Value

Rights 0.1%
China 0.1% ( 0.0%‡ of Managed Assets)
Zhejiang Expressway Co. Ltd. (Asset Modernization) Expires12/5/23 (a)	4,436,880	$ 499,847
Total Rights (Cost $0)		499,847
Total Investments (Cost $1,307,811,320)	135.7%	1,041,417,630
Line of Credit Borrowing	(36.1)	(276,800,000)
Other Assets, Less Liabilities	0.4	2,988,804
Net Assets	100.0%	$ 767,606,434

†	Percentages indicated are based on Fund net assets applicable to Common Shares.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Floating rate—Rate shown was the rate in effect as of November 30, 2023.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
"Managed Assets" is defined as the Fund’s total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding), which was $1,047,340,327 as of November 30, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 274	$ 30,649	$ (30,923)	$ —	$ —	$ —	$ 16	$ —	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments November 30, 2023†^ (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of November 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Closed-End Funds	$ 45,551,620	$ —	$ —	$ 45,551,620
Common Stocks	845,252,126	—	—	845,252,126
Convertible Preferred Stocks	48,387,958	8,191,750	—	56,579,708
Corporate Bonds	—	38,309,540	—	38,309,540
Preferred Stocks	55,224,789	—	—	55,224,789
Rights	499,847	—	—	499,847
Total Investments in Securities	$ 994,916,340	$ 46,501,290	$ —	$ 1,041,417,630

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Fund’s investments by megatrend themes.
Megatrend Themes
	Value	Percent
Decarbonization	$ 572,836,400	74.7%
Asset Modernization	327,151,630	42.6
Digital Transformation	141,429,600	18.4
	1,041,417,630	135.7
Line of Credit Borrowing	(276,800,000)	(36.1)
Other Assets, Less Liabilities	2,988,804	0.4
Net Assets	$ 767,606,434	100.0%

† Percentages indicated are based on Fund net assets applicable to Common Shares.

^ Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Global Infrastructure Megatrends Term Fund

Statement of Assets and Liabilities as of November 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,307,811,320)	$1,041,417,630
Cash	1,355
Receivables:
Dividends and interest	8,272,560
Investment securities sold	240,634
Other assets	58,828
Total assets	1,049,991,007
Liabilities
Payable for Line of Credit	276,800,000
Payables:
Investment securities purchased	1,709,304
Manager (See Note 3)	830,910
Custodian	44,688
Professional fees	32,896
Trustees	4,613
Accrued expenses	28,269
Interest expense and fees payable	2,933,893
Total liabilities	282,384,573
Net assets applicable to Common shares	$ 767,606,434
Common shares outstanding	52,047,534
Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$ 14.75
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 52,048
Additional paid-in-capital	1,040,350,077
1,040,402,125
Total distributable earnings (loss)	(272,795,691)
Net assets applicable to Common shares	$ 767,606,434
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended November 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $2,028,501)	$ 38,573,807
Interest	1,377,842
Dividends-affiliated	16,208
Total income	39,967,857
Expenses
Manager (See Note 3)	5,337,534
Interest expense and fees	9,073,794
Shareholder communication	83,748
Professional fees	78,940
Custodian	52,933
Transfer agent	11,916
Trustees	7,835
Miscellaneous	91,297
Total expenses	14,737,997
Net investment income (loss)	25,229,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(2,846,511)
Foreign currency transactions	(109,727)
Net realized gain (loss)	(2,956,238)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(54,806,771)
Translation of other assets and liabilities in foreign currencies	51,273
Net change in unrealized appreciation (depreciation)	(54,755,498)
Net realized and unrealized gain (loss)	(57,711,736)
Net increase (decrease) in net assets to Common shares resulting from operations	$(32,481,876)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Global Infrastructure Megatrends Term Fund

Statements of Changes in Net Assets
for the six months ended November 30, 2023 (Unaudited) and the year ended May 31, 2023
	Six months ended November 30, 2023	Year ended May 31, 2023
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 25,229,860	$ 40,546,967
Net realized gain (loss)	(2,956,238)	27,499,790
Net change in unrealized appreciation (depreciation)	(54,755,498)	(240,271,618)
Net increase (decrease) in net assets applicable to Common shares resulting from operations	(32,481,876)	(172,224,861)
Distributions to Common shareholders	(37,297,263)	(67,640,975)
Net increase (decrease) in net assets applicable to Common shares	(69,779,139)	(239,865,836)
Net Assets Applicable to Common Shares
Beginning of period	837,385,573	1,077,251,409
End of period	$767,606,434	$ 837,385,573
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the six months ended November 30, 2023 (Unaudited)
Cash Flows From (Used in) Operating Activities:
Net decrease in net assets resulting from operations	$ (32,481,876)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(69,580,199)
Long term investments sold	103,167,837
Sale of affiliated investments, net	273,935
Amortization (accretion) of discount and premium, net	82,599
Increase in investment securities sold receivable	(240,634)
Decrease in dividends and interest receivable	1,894,631
Increase in other assets	(22,597)
Increase in investment securities purchased payable	1,709,304
Increase in professional fees payable	9,679
Increase in custodian payable	18,186
Decrease in shareholder communication payable	(14,040)
Decrease in due to Trustees	(1,669)
Decrease in due to manager	(170,728)
Decrease in due to transfer agent	(4,252)
Increase in accrued expenses	22,189
Decrease in interest expense and fees payable	(17,062)
Net realized loss from investments	2,846,511
Net change in unrealized (appreciation) depreciation on unaffiliated investments	54,806,771
Net cash from operating activities	62,298,585
Cash Flows From (Used in) Financing Activities:
Proceeds from line of credit	73,500,000
Payments on line of credit	(98,500,000)
Cash distributions paid, net of change in Common share dividend payable	(37,297,263)
Net cash used in financing activities	(62,297,263)
Net increase in cash	1,322
Cash at beginning of period	33
Cash at end of period	$ 1,355

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash at beginning of period
Cash denominated in foreign currencies	$ 33
Total cash shown in the Statement of Cash Flows	$ 33
Cash at end of period
Cash	$1,355
Total cash shown in the Statement of Cash Flows	$1,355
Cash Payments recognized as interest expense for the period ended November 30, 2023, were $9,090,856.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Global Infrastructure Megatrends Term Fund

Financial Highlights selected per share data and ratios
	Six months ended November 30, 2023*	Year Ended May 31,	October 27, 2021^ through May 31,
		2023	2022
Net asset value at beginning of period applicable to Common shares	$ 16.09	$ 20.70	$ 20.00
Net investment income (loss) (a)	0.48	0.78	0.58
Net realized and unrealized gain (loss)	(1.10)	(4.09)	0.66
Total from investment operations	(0.62)	(3.31)	1.24
Dividends and distributions to Common shareholders	(0.72)	(1.30)	(0.54)
Dilution effect on net asset value from overallotment issuance	—	—	0.00‡
Net asset value at end of period applicable to Common shares	$ 14.75	$ 16.09	$ 20.70
Market price at end of period applicable to Common shares	$ 12.74	$ 13.66	$ 18.65
Total investment return on market price (b)	(1.31)%	(19.84)%	(4.02)%
Total investment return on net asset value (b)	(3.80)%	(16.09)%	6.28%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	6.43%††	4.51%	4.78%††
Net expenses (including interest expense and fees) (c)	3.76%††	3.07%(d)	1.92%†† (d)(e)
Interest expense and fees (f)	2.31%††	1.62%	0.36%††
Portfolio Turnover Rate	7%	26%	12%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 767,606	$ 837,386	$ 1,077,251

*	Unaudited.
^	Commencement of Operations
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return on market price is calculated assuming a purchase of a Common share at the market price on the first day and a sale on the last day business day of each month. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market price, due to differences between the market price and the net asset value. For periods less than one year, total investment return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of Excise tax expense of 0.02% and 0.06% for the year ended May 31, 2023 and the period from October 27, 2021 (commencement of operations) through May 31, 2022.
(e)	The expense ratio is higher than the Fund anticipates for a typical fiscal year due to the short fiscal period and the annualization of all expenses, some of which are fixed or non-recurring.
(f)	Interest expense and fees relate to the Line of Credit borrowing (See Note 6).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay CBRE Global Infrastructure Megatrends Term Fund (the “Fund”) was organized as a Delaware statutory trust on March 30, 2021, and is governed by an agreement and declaration of trust (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “non-diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on October 27, 2021.
Prior to commencement of operations on October 27, 2021, the Fund had no operations other than those relating to organizational matters and the sale of 5,000 common shares on September 17, 2021, to New York Life Investment Management Holdings LLC, the parent company of New York Life Investment Management LLC, for $100,000. Investment operations for the Fund commenced on October 27, 2021.
Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 15, 2033 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.
Prior to the commencement of the twelve-month period preceding the Termination Date, a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, extend the Termination Date (i) once for up to one year and (ii) once for up to an additional six months (the “Extended Termination Date”), upon a determination that winding up the affairs of and liquidating the Fund would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. Additionally, if the Fund completes an Eligible Tender Offer (as defined below), a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, eliminate the Termination Date and cause the Fund to have a perpetual existence as a closed-end fund. An “Eligible Tender Offer” is defined as a tender offer by the Fund to purchase 100% of the then outstanding Common shares of the Fund at a price equal to the NAV per Common share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Termination Date.
If the payment for properly tendered Common shares would result in the Fund’s net assets totaling less than $200 million (the “Termination Threshold”), the Eligible Tender Offer shall be canceled, no Common shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund would dissolve as set forth above. If an Eligible Tender Offer is conducted and the payment for properly tendered Common shares would result in the Fund’s net assets totaling greater than or equal to the Termination Threshold, all Common shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund may conduct an Eligible Tender Offer upon the affirmative vote of a majority of the Board - or by an instrument signed by a majority of the Board - without a vote of the shareholders.
The Fund's investment objective is to seek a high level of total return with an emphasis on current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.

18	MainStay CBRE Global Infrastructure Megatrends Term Fund

The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of November 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended November 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities, including certain closed-end funds, held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental

Notes to Financial Statements (Unaudited) (continued)
actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Closed-end fund NAVs are valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes

20	MainStay CBRE Global Infrastructure Megatrends Term Fund

in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Common Shareholders. Dividends and distributions are recorded on the ex-dividend date. Subject to its managed distribution policy, the Fund intends to distribute monthly all or a portion of its net investment income, including current net realized capital gains, to Common shareholders. The Fund’s monthly distributions may include return of capital, which represents a return of a shareholder’s original investment in the Fund. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. Unless a Common shareholder elects otherwise, all dividends and distributions are reinvested pursuant to the Fund's dividend reinvestment plan. For information on the Fund’s dividend reinvestment plan, please see page 24.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased by the Fund, other than temporary cash investments that mature in 60 days or less at the time of purchase, are accreted and amortized, respectively, using the effective interest rate method.
(F)  Expenses.  The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.
Additionally, the Fund may invest in other funds, which are subject to management fees and other fees that may cause the costs of investing in other funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of other funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.
(J) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of November 30, 2023.
(K) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to

Notes to Financial Statements (Unaudited) (continued)
purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.00% of the “Managed Assets”. "Managed Assets" is defined as the Fund's total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding).
During the six-month period ended November 30, 2023, New York Life Investments earned fees from the Fund in the amount of $5,337,534 and paid the Subadvisor in the amount of $2,668,767.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent. Computershare Trust Company, N.A. (“Computershare”), 150 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.
Note 4-Federal Income Tax
As of November 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,313,887,783	$3,692,896	$(276,163,049)	$(272,470,153)
During the year ended May 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$62,143,739
Long-Term Capital Gains	5,497,236
Total	$67,640,975
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

22	MainStay CBRE Global Infrastructure Megatrends Term Fund

Note 6–Line of Credit
The Fund maintains a line of credit under a credit agreement with The Bank of New York Mellon ("BNY Mellon") dated November 4, 2021 (the "Credit Agreement") in order to achieve its investment objective. The aggregate commitment amount is $500,000,000. Under the Credit Agreement, the Fund is subject to (i) a financing charge of the Overnight Bank Funding Rate plus 0.75% on drawn assets and (ii) a commitment fee at an annual rate of 0.25% of undrawn portions of the credit facility to the extent the credit facility utilization rate is less than 80%. The Credit Agreement expires on December 15, 2031, unless otherwise terminated at an earlier date. During the six-month period ended November 30, 2023, the Fund utilized the line of credit for 183 days, maintained an average daily balance of $279,420,219 at a weighted average interest rate of 6.48% and incurred interest expense in the amount of $9,073,794. As of November 30, 2023, borrowings outstanding with respect to the Fund under the Credit Agreement were $276,800,000.
Note 7–Purchases and Sales of Securities (in 000’s)
During the six-month period ended November 30, 2023, purchases and sales of securities, other than short-term securities, were $69,580 and $103,168, respectively.
Note 8–Capital Share Transactions
No activity during the six-month period ended November 30, 2023 and the year ended May 31, 2023.
Note 9–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
On July 20, 2023, the Board considered and approved an increase in the non-guaranteed monthly distribution under the Distribution Policy from $1.30 per share per year to $1.50 per share per year. Thus, effective with the August 2023 distribution, the Fund pays a monthly dividend in the amount of $0.125 per Common share, to shareholders of record.
Note 10–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended November 30, 2023, events and transactions subsequent to November 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
On December 7, 2023, the Fund’s Declaration of Trust and Amended and Restated By-Laws of the Trust (“By-Laws”) were amended to remove Section 5.2(j) from the Declaration of Trust and Article IX Control Share Acquisitions from the By-Laws. The Fund remains subject to a control share statute under Delaware law that went into effect on August 1, 2022. Under Delaware law applicable to the Fund, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited. There is some uncertainty around state control share statutes and their validity under the 1940 Act as a result of recent federal and state court decisions that have found that certain control share by-laws violated the 1940 Act.
On December 14, 2023, the Fund declared a dividend in the amount of $0.125 per Common share, payable December 29, 2023, to shareholders of record on December 26, 2023.
On January 16, 2024, the Fund declared a dividend in the amount of $0.125 per Common share, payable January 31, 2024, to shareholders of record on January 26, 2024.

Dividend Reinvestment Plan (Unaudited)
Introduction
This Dividend Reinvestment Plan (“Plan”) for MainStay CBRE Global Infrastructure Megatrends Term Fund (“Fund”), provides that for a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) in the Plan (each, a “Participant” and collectively, “Participants”), all dividends and distributions on such Shareholder’s Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares, unless the Participants elect to receive cash.  Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.
Plan Details
1. The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution such as capital gain or return of capital, (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Shares as per the terms stated in this Plan. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.
2. If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days.  If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3. The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
4. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.
5. There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred (currently $0.05) in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”  Participants that request a sale of shares through the Plan Administrator are subject to $2.50 sales fee and a $0.15 per share sold fee. All per share fees include any applicable brokerage commissions the Plan Administrator is required is required to pay.

24	MainStay CBRE Global Infrastructure Megatrends Term Fund

6. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
7. Each Participant may terminate their account under the Plan by notifying the Plan Administrator by telephone, through the Internet or in writing. If the Plan Administrator receives the Participant’s notice of withdrawal near a dividend record date, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the withdrawing Participant. If such dividends are reinvested, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed.  The Plan may be terminated by the Plan Administrator or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
8. Participants may also request to sell a portion of their Common Shares by notifying the Plan Administrator by telephone, through the Internet or in writing.  The Plan Administrator will sell such Common Shares through a broker-dealer selected by the Plan Administrator within 5 business days of receipt of the request.  The sale price will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less a $2.50 service fee and a per share fee of $0.15.  Participants should note that the Plan Administrator is unable to accept instructions to sell on a specific date or at a specific price.
9. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone, (855) 456-9683, through the Internet at www.computerhsare.com/investor or in writing to P.O. Box 43078, Providence, RI 02940-3078.

Proxy Results
The Annual Meeting of Shareholders was held on September 28, 2023, to elect two Class I Trustees of the Fund by shareholders of record as on July 6, 2023. Listed below are the results of this voting.
Trustees	Votes For	Votes Against	Abstentions	Total Votes
Susan B. Kerley	36,841,810	9,440,784	0	46,282,594
Jacques P. Perold	37,247,941	9,034,653	0	46,282,594
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
26	MainStay CBRE Global Infrastructure Megatrends Term Fund

This page intentionally left blank.

Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
KPMG LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(855) 456-9683
newyorklifeinvestments.com/megi
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.
5013540MS150-23	MSMEGI10-01/24
(NYLIM) NL534

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)   Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure

Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Notices to Fund’s shareholders in accordance with Rule 19-a-1 under the Investment Company Act of 1940.

(d)	Agreement and Declaration of Trust

(e)	By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

By: /s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 2, 2024

By: /s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: February 2, 2024